Bank Owned Life Insurance	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
Bank Owned Life Insurance
Bank Owned Life Insurance

BOLI provides key person life insurance on certain officers of the Company. The cash value of the life insurance policies are recorded as a separate line item in the accompanying balance sheets at $18.8 million and $17.1 million at December 31, 2017 and 2016, respectively.  The earnings portion of the insurance policies grows tax deferred and helps offset the cost of the Company’s benefits programs.  The Company recorded earnings of $506,000, $528,000 and $423,000 for the growth in the cash value of life insurance during the years ended December 31, 2017, 2016 and 2015, respectively. In addition to the earnings above, the Company received $654,000 in death benefits during the year ended December 31, 2017 compared to none during the years ended December 31, 2016 and 2015.